Business combinations	12 Months Ended
Dec. 31, 2011
Business combinations
4.	Business combinations

EnergyICT N.V., Kortrijk, Belgium (2009)

On October 5, 2009, Elster Group acquired a 100% interest in EnergyICT N.V., Kortrijk, Belgium (“EICT”) for a total consideration of $67,893. Cash of $24,091 was paid upon closing and cash of $43,802 will be paid approximately three years from the closing date. The fair value of the consideration after giving effect to discounting was $63,603. The fair value of the consideration outstanding as of December 31, 2011 is $37,705 and is included in other current liabilities compared to fair value outstanding of $37,602 as of December 31, 2010 that was included in other non-current liabilities. The increase in fair value is driven by the accretion of interest which is partially offset by the change in the exchange rate between $ and EUR. Transaction costs of $1,733 were expensed in 2009.

EICT develops and provides advanced energy information and communications technology and smart grid solutions and services to utilities, energy distributors and businesses. EICT has sales offices in the United States, the United Kingdom, Germany, France, Australia and the Netherlands.

The cost of the acquisition was allocated based on estimates of fair value of the assets and liabilities acquired, and the remaining amount was assigned to goodwill, as presented in the following table:

	Fair Values	Useful Life (Years)
Current assets, including cash and cash equivalents of $2,633	$8,569
Property, plant and equipment	486	various
Other intangible assets
Tradenames	2,482	indefinite
Customer relationship	8,468	6
Technology-based intangible assets	5,195	6
Other noncurrent assets	145
Deferred tax assets	1,104
Trade payables	-937
Other current liabilities	-4,684
Deferred tax liabilities	-5,556
Total fair value of net assets acquired	15,272
Total purchase price	$63,603
Goodwill	$48,331

The goodwill arising from the purchase price allocation primarily derives from the high growth rates that are expected from EICT in the future and the expectations of future growth with new customers and new technological developments. These expectations are not reflected in the value of any acquired intangible asset and therefore form part of goodwill. EICT has skilled and high qualified employees that are a key success factor in meeting the expectations; the value of the workforce is part of the goodwill. In addition, the expected synergies from combining EICT’s existing business with Elster Group do not represent separate identified assets of EICT, but are part of the goodwill. Management has allocated the goodwill to the Electricity segment. Such goodwill is not deductible for tax purposes.